Resource Credit Income Fund (the “Fund”)

Supplement No. 2 dated December 5, 2019 to the
Prospectus dated February 1, 2019, as supplemented on August 1, 2019 (the “Prospectus”) and
Supplement No. 1 dated December 5, 2019 to the Statement of Additional Information dated February 1, 2019
(the “Statement of Additional Information”)

Fund Expense Table Update

The section entitled “FUND EXPENSES” that begins on Page 6 of the Prospectus is deleted in its entirety and replaced with the following in the Prospectus for each class of shares, respectively, in order to restate Acquired Fund Fees and Expenses:

FUND EXPENSES

Shareholder Transaction Expenses	Class A	Class C	Class W	Class I	Class L
Maximum Sales Load(1) (as a percent of offering price)	5.75%	None	None	None	4.25%
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase(2) (as a percent of original purchase price)	0.50%	1.00%	None	None	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%	1.85%	1.85%	1.85%	1.85%
Incentive Fees(3)	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses(4)(5)	2.52%	2.52%	2.52%	2.52%	2.52%
Shareholder Servicing Expenses	0.25%	0.25%	0.25%	None	0.25%
Interest Expense on Borrowings	0.02%	0.03%	0.03%	0.03%	0.03%
Distribution Fee	None	0.75%	None	None	0.25%
Other Expenses(6)	0.81%	0.87%	0.85%	0.90%	0.86%
Total Annual Expenses	5.45%	6.27%	5.50%	5.30%	5.76%
Fee Waiver and Reimbursement(7)	(0.32)%	(0.38)%	(0.36)%	(0.41)%	(0.37)%
Total Annual Expenses (after fee waiver and reimbursement)	5.13%	5.89%	5.14%	4.89%	5.39%

(1)

The “maximum sales load” includes selling commissions and dealer manager fees of 5.00% and 0.75%, respectively, of the Fund’s public offering price per Class A share. In no event will the aggregate selling commissions exceed 5.75% of the gross offering proceeds received attributable to Class A shares. The “maximum sales load” includes selling commissions and dealer manager fees of 3.50% and 0.75%, respectively, of the Fund’s public offering price per Class L share. In no event will the aggregate selling commissions exceed 4.25% of the gross offering proceeds received attributable to Class L shares.

(2)

Shareholders tendering Class A shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Shareholders tendering Class C shares fewer than 365 days after original purchase will be subject to an early withdrawal charge of 1.00%.

(3)

The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 2.25%, or an annualized hurdle rate of 9.0%, subject to a “catch-up” feature. See “Management of the Fund—Investment Adviser” for a full explanation of how the incentive fee is calculated.

(4)

Acquired Fund Fees and Expenses are the indirect costs of investing in other Investment Companies and Private Investment Funds. These indirect costs may include performance fees paid to the Acquired Fund’s advisor or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the Financial Highlights due to the inclusions in this table of Acquired Fund Fees & Expenses and certain other adjustments.

(5)

Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to the advisor of an Acquired Fund. While the amount of such fees vary by Acquired Fund, performance fees, if charged, tend to be approximately 20% of the Acquired Fund’s profits. Acquired Funds’ fees and expenses are based on historic fees and expenses; and future Acquired Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.

(6)

Other expenses include accounting, legal and auditing fees of the Fund, offering expenses, compliance services expenses and fees payable to the Trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. Offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of its broker-dealers, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the shares, which include the development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Fund.

(7)

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2021, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59% per annum of the Fund’s average daily net assets attributable to Class A shares, exceed 3.34% per annum of the Fund’s average daily net assets attributable to Class C shares, 2.59% per annum of the Fund’s average daily net assets attributable to Class W shares, 2.34% per annum of the Fund’s average daily net assets attributable to Class I shares, and 2.84% per annum of the Fund’s average daily net assets attributable to Class L shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, incentive fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 32 of the Prospectus.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing Shares” starting on page 43 of the Class A Prospectus

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$103	$203	$305	$556
Class C Shares	$59	$178	$298	$586
Class W Shares	$51	$157	$266	$533
Class I Shares	$49	$151	$257	$518
Class L Shares	$94	$200	$308	$570

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of such period.

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$108*	$203	$305	$556
Class C Shares	$69	$178	$298	$586
Class W Shares	$51	$157	$266	$533
Class I Shares	$49	$151	$257	$518
Class L Shares	$94	$200	$308	$570

*

If the Early Withdrawal Charge applies. See “Early Withdrawal Charge” under “Quarterly Repurchases of Shares.” If the Early Withdrawal Charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class A Shares would be $103, assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your Class A shares in full at the end of the 1 year period.

If a shareholder requests repurchase proceeds be paid by wire transfer, such shareholder will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10. The purpose of the above table is to assist a holder of shares to understand the fees and expenses that such shareholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

Election to be a “Diversified” Management Investment Company

The Fund is classified as a non-diversified fund. However, since May 2017 the Fund’s portfolio has in fact been diversified. On December 3, 2019, the Board considered and unanimously approved that effective the date of this Supplement, the Fund will be classified as a diversified fund. As a result of this change, the Fund’s Prospectus and Statement of Additional Information are revised as follows:

1.

On the Cover Page and pages 1 and 8 of the Prospectus, and the Cover Page and page 1 of the Statement of Additional Information, references to the Fund being “non-diversified” are deleted in their entirety and replaced with references to the Fund being “diversified.”

2.

Pages 3 and 11 of the Prospectus, in the section titled “Diversification,” – the sentence that reads “Although the Fund is a non-diversified investment company, the Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification.” is deleted in its entirety and replaced with “The Fund seeks to further its objectives of providing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility and correlation by maintaining appropriate diversification.”

3.

Page 4 of the Prospectus, in the section titled “Summary of Risks,” the bullet point that reads “As a ‘non-diversified’ fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence” is deleted in its entirety.

4.	Page 29 of the Prospectus, the section titled “Non-Diversification Risk” is deleted in its entirety.

Other Changes:

1.

Pages 4 and 35 of the Prospectus, the parenthetical that reads “(excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses)” is deleted in its entirety and replaced with “(excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses)”;

Please note that all defined terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Prospectus and Statement of Additional Information.

This Supplement, the Prospectus and Statement of Additional provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.